                                                                   EXHIBIT 10.7

                        RESTRICTED STOCK AWARD AGREEMENT

         This RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is made and entered into as of the ___ day of ____, ____, by and between Industrial Distribution Group, Inc., a Delaware corporation (the "Company") and _____________ (the "Grantee").

                                   WITNESSETH:

         WHEREAS, the Grantee is the _________________ of the Company whom the Company expects (and desires to motivate) to provide valuable services to the Company in developing, implementing, and advancing its operations; and

         WHEREAS, in contemplation of such services, the Company has approved the grant, in the form of restricted stock, of an award of shares of common stock, par value $0.01 per share, of the Company ("Shares") on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and undertakings contained herein, and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. AWARD OF RESTRICTED STOCK. The Company hereby grants to the Grantee, in the form of restricted stock, an award of _____ shares of Common Stock (the "Restricted Stock"), subject to, and in accordance with, the restrictions, terms and conditions set forth in this Agreement.

         2.       RESTRICTIONS.

                  (a) Subject to the conditions described in Section 2(b), the Grantee shall become vested in the Restricted Stock as follows: 100% of the Shares of Restricted Stock shall become eligible to vest on the third anniversary of the date hereof (such date shall be the "Vesting Date"), such that on ________, ___ ("Final Vesting Date") all of the Shares of Restricted Stock shall be eligible to be fully vested.

                  (b) The Shares of Restricted Stock that are eligible to vest shall only become Vested Shares (as defined below) if, for the twenty (20) trading days prior to the respective Vesting Date, the closing price of the Common Stock on the New York Stock Exchange (or if the Common Stock is not traded on the New York Stock Exchange such other national securities exchange or the NASDAQ National Market on which the Common Stock is traded or listed, as may be applicable) is equal to or greater than $____ per share; further provided that any Shares of Restricted Stock that do not vest upon the Final Vesting Date shall remain eligible for vesting and shall become Vested Shares if, following the Final Vesting Date, the closing price of the Common Stock on the New York Stock Exchange (or if the Common Stock is not traded on the New York Stock Exchange such other national securities exchange or the NASDAQ National Market on which the Common Stock is traded or listed, as may be applicable) is equal to or greater than $____ per share for twenty (20) consecutive trading days.

                  (c) Shares which shall have become free from restriction are hereinafter collectively referred to as of a Vesting Date as "Vested Shares," and Shares which, as of any date, remain subject to the restrictions provided for under this Agreement are hereinafter collectively referred to as of such date as "Non-vested Shares." On the Vesting Date, Grantee shall own the Vested Shares of Restricted Stock free and clear of all restrictions imposed by this Agreement (except those imposed by Section 10 below).

                  (d) Upon the occurrence of a Change in Control prior to Grantee's Vesting Date, all restrictions on the grant of the Restricted Stock hereunder shall lapse and all Shares of Restricted Stock shall become Vested Shares and nonforfeitable as of the date of the Change in Control, and thereafter shall cease to be subject to the provisions of this Agreement.

         For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

         (i) an acquisition by any Person (as defined below) of Beneficial Ownership (as defined below) of the Shares then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) of the Company Voting Securities Outstanding; provided, that immediately prior to such acquisition such person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of the company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of the Company Voting Securities Outstanding, as the case may be; or

         (ii) the approval by the shareholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 2 as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by the shareholders, to the consent of any governmental agency, the obtaining of such consent (either explicitly or implicitly); or

         (iii) a change in the composition of the Board of Directors of the Company (the "Board") such that the individuals who, as of ________, ____, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2 that any individual who becomes a member of the Board subsequent to ___________, ____ whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of the Exchange Act, including any successor to such
         Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

         Notwithstanding the provisions set forth in parts (i) and (ii) above, the following shall not constitute a Change in Control for purposes of this Agreement: (1) any acquisition of Shares by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate; or (2) any acquisition of shares of Common Stock of the Company, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and the Company Voting Securities Outstanding, as the case may be.

         (iv) Certain Definitions. For purposes of this Section 2(d), the following terms shall have the following meanings:

                           (1) the terms "Beneficial Owner" or "Beneficial Ownership" shall have the meanings ascribed to such terms under the Exchange Act.

                           (2) the term "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in
         Section 13(d) thereof.

         3.       TERMINATION OF EMPLOYMENT. Notwithstanding the provisions of
Section 2 hereof:

                  (a) if (i) the Company or any Subsidiary terminates Grantee's employment "for cause" (as defined below), or (ii) Grantee terminates his employment by such entity for any reason whatsoever (other than as a result of his death or "disability" (as defined below)), then the Restricted Stock shall cease to vest further and Grantee shall only be entitled to the Vested Shares as of the date of such termination;

                  (b) if Grantee ceases to be employed on a full-time basis by the Company or any Subsidiary as a result of the termination of his employment by the Company or the Subsidiary at any time other than "for cause" or as a result of his death or disability, then all restrictions on the grant of the Restricted Stock hereunder shall lapse and all Shares shall become Vested Shares and nonforfeitable as of the date of such termination, and thereafter shall cease to be subject to the provisions of this Agreement;

                  (c) if Grantee ceases to be employed on a full-time basis by the Company or any Subsidiary by reason of a disability, all restrictions on the grant of the Restricted Stock hereunder shall lapse and all Shares shall become Vested Shares and nonforfeitable as of the date of such termination, and thereafter shall cease to be subject to the provisions of this Agreement; or

                  (d) if Grantee dies while employed by the Company or any Subsidiary, all restrictions on the grant of the Restricted Stock hereunder shall lapse and all Shares shall become Vested Shares and nonforfeitable as of the date of such termination, and thereafter shall cease to be subject to the provisions of this Agreement.

         "For Cause" shall mean: (i) the conviction or indictment (or its procedural equivalent) of, or the entering of a plea of guilty or no contest by, Grantee with respect to an act or acts involving moral turpitude that constitutes a felony under applicable law; (ii) the commission by Grantee of an act or acts of dishonesty that subjects the Company or any of its affiliates to material loss or detriment, including the misappropriation (or attempted misappropriation) of any of the Company or any of its affiliates' funds; or
(iii) Grantee's habitual neglect of, or refusal to perform, Grantee's duties or deliberate and intentional disregard of lawful instructions from the Board; provided, however, that with respect to clause (iii) Grantee shall have received written notice of such alleged breach, neglect, refusal, or disregard, as the case may be, from the Board and shall have failed within thirty (30) days after the receipt of such notice to cure and correct such alleged breach, neglect, refusal, or disregard (or to begin in good faith to effect such cure and correction if such cure or correction cannot practically be completed within such 30-day period); and provided further that good cause, as defined above, shall not include Grantee's refusal to relocate, if such request is made by the Company.

         "Disability" shall mean the Grantee becomes unable to perform his normal duties as a result of his incapacity due to a physical or mental illness for a period of at least one hundred eighty (180) consecutive days.

         4. TRANSFER RESTRICTIONS ON NON-VESTED SHARES. Notwithstanding anything contained in this Agreement to the contrary, Grantee shall not sell, assign, transfer, pledge, convey or otherwise dispose of any Non-vested Shares, or subject the same to any lien, encumbrance, mortgage or other security interest of any kind whatsoever, prior to the date on which such Non-vested Shares (or a portion thereof) become Vested Shares.

         5. RIGHTS AS A STOCKHOLDER. Subject to the provisions of Section 2, 3 and 4 hereof, Grantee will have all rights of a stockholder with respect to all Restricted Stock, including the right to vote such Shares and to receive any dividends paid thereon.

         6. RECORDING OF ASSIGNMENTS. The Company shall not record any assignment, transfer or other dispositions of any of the Restricted Stock on its transfer books unless the provisions of this Agreement shall have been fully complied with and the Company shall have received satisfactory evidence thereof.

         7.       STOCK CERTIFICATES.

                  (a) The Company shall retain, in a custodial capacity and held by the Secretary of the Company or other designated officer or Company counsel, stock certificates representing the Restricted Stock, for so long as such Shares are Non-Vested Shares. Grantee agrees to provide the Company, acting in such custodial capacity, at the time of execution of this Agreement with a stock power in the form attached hereto, appropriately endorsed in blank, in respect of the Restricted Stock.

                  (b) As soon as administratively possible following the vesting of any Restricted Stock, the Company shall deliver to Grantee stock certificates for such Vested Shares free from restriction hereunder, unless the Shares have been forfeited prior to such date.

                  (c) Upon forfeiture of any Non-vested Shares, the stock certificates held on behalf of Grantee shall be transferred to the Company pursuant to the executed Stock Power described in (a) above.

         8. LEGEND ON STOCK CERTIFICATES. Each stock certificate representing the Restricted Stock shall be conspicuously endorsed with the following legend written on the face or back thereof:

         THE RIGHTS OF THE HOLDER OF THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND LIMITED BY THE TERMS AND CONDITIONS OF A CERTAIN AGREEMENT DATED ___________, ____, BETWEEN

         THE COMPANY AND THE ORIGINAL HOLDER OF SUCH SHARES. A COPY OF SAID AGREEMENT, TO WHICH REFERENCE IS HEREBY MADE, IS ON FILE AND MAY BE EXAMINED AT THE COMPANY'S OFFICES.

         9.       REGISTRATION RIGHTS .

                  (a)      Piggyback Registration Rights.

                           (i)      Request. If at any time or times after the
date of this Agreement the Company proposes to sell in a registered public offering any of its securities under the Act (whether to be sold by it or by one or more selling stockholders), other than an offering registered on Form S-8 or Form S-4, or successor forms relating to employee stock plans and business combinations (and regarding which registration on Form S-8 or Form S-4 the Company does not register securities of any selling shareholders), the Company shall, not more than 60 days and not less than 30 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to Grantee specifying in reasonable detail the proposed transaction to be covered by the registration statement, and at the written request of Grantee delivered to the Company within 20 days after giving such notice by the Company in accordance with Section 16 hereof, shall include in such registration and offering, and in any underwriting of such offering, all Vested Shares as may have been designated in Grantee's request. The Company shall have no obligation to include any Vested Shares owned by Grantee in a registration statement pursuant to this Section 9(a), unless and until Grantee (a) in connection with any underwritten offering, agrees to enter into an underwriting agreement, a custody agreement and power of attorney and any other customary documents required in an underwritten offering all in customary form and containing customary provisions and (b) shall have furnished the Company with all information and statements about or pertaining to Grantee in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be legally required with respect to the preparation of the registration statement.

                           (ii)     Reduction. If a registration in which
Grantee has the right to participate pursuant to this Section 7(a) is an underwritten registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, or, if the registration is not an underwritten offering, the Board of Directors of the Company determines in good faith that the number of shares requested to be included in such registration exceeds the number which can be sold in such offering, then the Company shall include in such registration (1) first, the securities of the Company proposed to be sold by the Company, (2) second, the securities proposed to be sold by any of the Company's shareholders (other than Grantee) exercising their rights under any written agreement entered into prior to the date hereof, and (3) third, the Vested Shares that Grantee proposes to sell, pro rata, pursuant to such registration.

                  (b)      Holdback Agreement.

                           (i)      Notwithstanding anything in this Agreement
to the contrary, the Company shall retain the right in its sole and absolute discretion to cease any efforts to proceed with any registration that may be participated in by Grantee hereunder prior to effectiveness of any such registration statement, and if after any registration statement to which the rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Board of Directors determines in good faith that the failure of the Company to (1) suspend sales of stock under the registration statement or
(2) amend or supplement the registration statement, would have a material adverse effect on the Company, the Company shall so notify Grantee, if Grantee is participating in such registration, and Grantee shall suspend any further sales under such registration statement until the Company advises Grantee that the registration statement has been amended or that conditions no longer exist which would require such suspension, provided that the Company may impose any such suspension for no more than 30 days and no more than 1 time during any twelve month period.

                           (ii)     In the event that the Company effects a
registration of any securities under the Act in an underwritten public offering, Grantee agrees not to effect any sale, transfer, disposition or distribution, including any sale pursuant to Rule 144 under the Act, of any Shares (except as part of such offering) during the 180-day period commencing with the effective date of the registration statement for the IPO, the 90-day period commencing with the effective date of the registration statement for any subsequent public offering, provided that all officers, directors and holders of 5% or more of the Company's outstanding voting securities enter into agreements providing for similar restrictions on sales.

                  (c) Information from Grantee. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
Section 9 with respect to the Vested Shares of Grantee that Grantee shall furnish to the Company such information regarding itself, the Shares held by him, and the intended method of disposition of such securities as shall be reasonably requested by the Company and required to effect the registration of Grantee's Vested Shares.

         10. INVESTMENT REPRESENTATIONS AND AGREEMENTS. The Grantee hereby represents, warrants and agrees that:

                  (a) the Shares that have been acquired under this Agreement have been purchased for his own account for investment purposes only and not with a view to resale or distribution thereof;

                  (b) the offer of Shares under this Agreement at such time has been made pursuant to a claim of exemption from the registration provisions of the Act and any applicable state securities laws; and

                  (c) the Shares subject to this Agreement may be required to be held indefinitely, unless such securities are subsequently registered for resale or an exemption from such registration is then available.

         The Grantee understands and agrees that no offering statement, prospectus or other securities law disclosure document containing information with respect to the Company or the Restricted Stock has been or is to be prepared in connection with the grant of the award of Restricted Stock evidenced by this Agreement, and the Grantee has made his or her own inquiry and analysis with respect to the Company and the Restricted Stock. Except as otherwise provided in Section 9 hereof, the Grantee further understands and agrees that the Company is under no obligation to register any Shares, or to comply with any such exemption or to supply the Grantee with any information necessary to enable him or her to make any resale of such Shares or other securities under Rule 144 or any other rule or regulation of the Securities and Exchange Commission.

         11. NO RIGHTS TO EMPLOYMENT. This Agreement shall not confer upon the Grantee any rights of employment with the Company, including without limitation any right to continue in the employ of the Company, or affect the right of the Company to terminate the employment of the Grantee at any time, with or without cause.

         12. TAXES. The Grantee shall be responsible for all federal, state and local income taxes payable with respect to this award of Restricted Stock. The Grantee shall have the right to make such elections under the Internal Revenue Code of 1986, as amended, as are available in connection with this award of Restricted Stock, including a Section 83(b) election. The Company and Grantee agree to report the value of the Restricted Stock in a consistent manner for federal income tax purposes. The Company shall have the right to retain and withhold from any payment of Restricted Stock the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require Grantee to reimburse the Company for any such taxes required to be withheld and may withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due to Grantee an amount equal to such taxes required to be withheld or withhold and cancel (in whole or in part) a number of shares of Restricted Stock having a market value not less than the amount of such taxes.

         13. ADDITIONAL CAPITAL STOCK. The terms and provisions of this Agreement shall apply to any shares of capital stock which may subsequently be issued to Grantee in exchange for or in addition to the Shares as a result of any recapitalization, stock dividend, stock split, reclassification, merger, consolidation or similar corporate transaction. All Share numbers herein shall be appropriately adjusted to account for any of the foregoing.

         14. HEIRS AND SUCCESSORS. This Agreement and all terms and conditions hereof shall be binding upon the parties hereto, and their successors, heirs, legatees and legal representatives.


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

         15. ENTIRE AGREEMENT; AMENDMENT; GOVERNING LAW; SEVERABILITY. This Agreement contains the entire agreement between the parties relating to the matters provided herein, and no representations, promises or agreements, oral or otherwise, not expressly contained herein shall be binding on any party with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instrument in writing signed by each party hereto or its respective successor in interest. This Agreement is executed and delivered in, and shall be enforced, construed and governed in accordance with the laws of, the State of Georgia. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         16. NOTICES. All notices, consents, requests, and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) on the date delivered in person, (b) on the date indicated on the return receipt if mailed postage prepaid, by certified or registered U.S. Mail, with return receipt requested, (c) on the date transmitted by facsimile, if sent on a business day by 5:00 P.M., Eastern Time, and confirmation of receipt thereof is reflected or obtained, or (d) if sent by Federal Express or other nationally recognized over night courier service or overnight express U.S. Mail in time for and specifying next day or next business day delivery, with service charges or postage prepaid, then on the next business day after delivery to the courier service or U.S. Mail. In each case (except for personal delivery) such notices, requests, demands, and other communications shall be sent to the party at its address or facsimile number as follows, or as otherwise designated by one party to the other by notice in accordance herewith:

                  If to the COMPANY, to:

                           Industrial Distribution Group, Inc.
                           950 East Paces Ferry Road
                           Suite 1575
                           Atlanta, Georgia 30326

                  If to the GRANTEE, to the address on the signature page hereof.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date and year first above written.



                                       COMPANY:

                                       INDUSTRIAL DISTRIBUTION GROUP, INC.



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------



                                       GRANTEE:



                                       -----------------------------------------



                                       -----------------------------------------

                                       -----------------------------------------

                                       Address:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                   STOCK POWER

         FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to _________________________ ________(________) shares of the common stock of
INDUSTRIAL DISTRIBUTION GROUP, INC. (the "Company"), $0.01 par value, standing in the name of the undersigned on the books of the Company represented by Certificate No. __ and does hereby irrevocably constitute and appoint _______________________ attorney to transfer said stock on the books of the Company, with full power of substitution in the premises.



         DATED:
               -------------------



                                                                          (SEAL)
                                       -----------------------------------
                                       Name:



WITNESS:



----------------------------------


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